Revenues	6 Months Ended
Jun. 30, 2021
Revenue Recognition [Abstract]
Revenues

Note 4. Revenues

Disaggregation of Revenues

The following table presents the Company’s revenues disaggregated by geographical region (based on the Company's customers' locations) and revenue type for the three and six months ended June 30, 2021 and 2020:

	Three months ended June 30,		Six months ended June 30,
	2021	2020	2021	2020
	(U.S. $ in thousands)		(U.S. $ in thousands)
Americas
Products	$57,783	$44,800	$107,351	$93,044
Service	35,166	33,901	67,711	72,230
Total Americas	92,949	78,701	175,062	165,274

EMEA
Products	25,826	15,743	48,327	36,490
Service	6,697	5,172	13,114	11,345
Total EMEA	32,523	20,915	61,441	47,835

Asia Pacific
Products	16,696	13,334	34,951	27,515
Service	4,837	4,673	9,740	9,906
Total Asia Pacific	21,533	18,007	44,691	37,421

Total Revenues	$147,005	$117,623	$281,194	$250,530

The following table presents the Company’s revenues disaggregated based on the timing of revenue recognition (at a specific point in time or over the course of time) for the three and six months ended June 30, 2021 and 2020:

	Three months ended June 30,		Six months ended June 30,
	2021	2020	2021	2020
	(U.S. $ in thousands)		(U.S. $ in thousands)
Revenues recognized in point in time from:
Products	$100,305	$73,877	$190,629	$157,049
Services	11,124	8,778	21,725	19,422
Total revenues recognized in point in time	111,429	82,655	212,354	176,471

Revenues recognized over time from:
Services	35,576	34,968	68,840	74,059
Total revenues recognized over time	35,576	34,968	68,840	74,059

Total Revenues	$147,005	$117,623	$281,194	$250,530

Contract Assets and Contract Liabilities

Contract assets are recorded when the Company's right to consideration is conditional on constraints other than the passage of time. The Company had no material contract assets as of June 30, 2021 and December 31, 2020.

Contract liabilities include advance payments and billings in excess of revenue recognized, which are primarily related to advanced billings for service type warranty. Contract liabilities are presented under deferred revenues. The Company's deferred revenues as of June 30, 2021 and December 31, 2020 were as follows:

	June 30,	December 31,
	2021	2020
	U.S. $ in thousands

Deferred revenue*	64,604	63,392

*Includes $15.7 million and $14.2 million under long term deferred revenue in the Company's consolidated balance sheets as of June 30, 2021 and December 31, 2020, respectively.

Revenue recognized in 2021 that was included in deferred revenue balance as of December 31, 2020 was $13.7 million and $32.1 million for the three and six months ended June 30, 2021.

Remaining Performance Obligations

Remaining Performance Obligations (“RPO“) represent contracted revenue that has not yet been recognized, which includes deferred revenue and amounts that will be invoiced and recognized as revenue in future periods. As of June 30, 2021, the total RPO amounted to $103.3 million. The Company expects to recognize $86.3 million of this RPO during the next 12 months, $9.9 million over the subsequent 12 months and the remaining $7.1 million thereafter.

Incremental Costs of Obtaining a Contract

Sales commissions earned mainly by the Company’s sales agents are considered incremental costs of obtaining a contract with a customer, as the Company expects the benefit of those commissions to be longer than one year. The majority of the sales commissions are not subject to capitalization, as the commission expense is recognized as the related revenue is recognized. Sales commissions for initial contracts related to the service type warranty are deferred and then amortized on a straight-line basis over the expected customer relationship period if the Company expects to recover those costs. Amortization expense is included in selling, general and administrative expenses in the consolidated statements of operations. As of June 30, 2021 and December 31, 2020, the deferred commissions amounted to $5.9 million and $5.0 million, respectively.